Exhibit 99.1

 Corporate overview  Make Business Flow Brilliantly(NYSE American: GSB)  ®

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 Who We Are  3    Globalscape isa recognized leader in the secure movement of data.  Our award winning managed file transfer (MFT) platform enables & secures mission-critical exchanges of data both on premises and in the cloud.  We help organizations solve their digital business challenges by simply and securely automating the flow of information between people and places.  Trusted and relied upon by more than 13,000 customers in over 150 countries.                          A Leader in the Secure Movement & Integration of Data—In and Out of the Cloud

WHAT WE DO

Pioneering Developers of On-Premises & Cloud MFT Platforms

EFT

Enhanced File Transfer

EFT ARCUS

OPERATIONAL EFFICIENCY

CENTRALIZED MANAGEMENT

GOVERNANCE/ COMPLIANCE

AUTOMATED DATA TRANSFER

EASILY INTEGRATE LEGACY SYSTEMS

SHARE FILES VIA MOBILE DEVICES OR THE WEB

MULTI-LAYERED SECURITY

MULTI-PROTOCOL SUPPORT

CLOUD

MODULAR DESIGN

DATA INTEGRATION

VISIBILITY

REPORTING

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NYSE AMERICAN: GSB

GLOBALSCAPE.COM

 Why We Win  5            MFT industry pioneer & leader with 22 years market expertise  Pioneering Leaders  Powerful, proven technology that is easy to set up, manage and use—out of the box  Rapid Implementation          Trusted Advisors  Industry Leading Services & Support:Net Promoter Score +78Customer Retention 96+ %  Best-in-Class  Globalscape is relentlessly committed to ongoing innovation, acceleration and creation of best-in-class MFT technology and our award-winning solutions are in use by 13,000+ customers Globally  Leaders, Innovators, Trusted Advisors

 World-Class Customer Base  6    Financial Services    Entertainment & Media    Technology    Retail    Healthcare    Government

 Globalscape strategy  7

KEY STRATEGIC GROWTH OPPORTUNITIES

Transforming into a Cloud-Centric Organization



Accelerate organic growth via **MFT platforms**

Expand focused partnerships

Develop or Acquire adjacent/complimentary technologies to expand MFT use case

Cloud
- EFT Arcus
- Azure/AWS

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NYSE AMERICAN: GSB

GLOBALSCAPE.COM

 EFT PLATFORM  9

INDUSTRIES THAT NEED MFT

Financial Services	Retail	Healthcare	Entertainment & Media	Government
Payroll Information	Purchase Orders	Patient Records	Video Files	Personnel Records
Account Statements	Point of Sale Data	Test Results	3D Animation	Logistics Data

10 © 2018 Globalscape NYSE AMERICAN: GSB GLOBALSCAPE.COM

   Why Do Customers Purchase MFT?  11                        My organization needs the ability to scale painlessly.              My department needs to comply with industry and government regulations.    I need to seamlessly integrate systems into my existing network.              I need visibility and control over my data.

 The Different Types of File Transfer  12          Automated transfer between two servers with no (error-prone) human interaction  Server-to-Server File Transfer  A software application sends a file to a server or an email address, or sends a notification that a file is available for pickup  Server-to-Person File Transfer  Users send files to each other through email, such as Outlook or an online portal  Person-to-Person File Transfer  A user sends a file to a server, such as a shared drive in your office, where it is available to your coworkers or the server itself  Person-to-Server File Transfer

DATA MANAGEMENT | ON-PREMISES

The Problem

All Organizations Need to Securely Manage Their Data

- Some because their data is **highly sensitive**
- Others due to industry **regulations** and **compliance mandates**
- But they also need to **access** it *easily* **and** *efficiently*

Challenge: How do organizations keep files under **lock and key**, but also **readily accessible** at the same time?

The Solution

Managed File Transfer (MFT) on Premises

MFT helps organizations **manage and protect** their sensitive information **in any situation**

- **Used by** some of the **largest organizations** in the world
- **Multiple Award Winning** Solution

EFT

Automated, quick, simple solution to a highly complex data management problem!

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NYSE AMERICAN: GSB

GLOBALSCAPE.COM

DATA MANAGEMENT | IN THE CLOUD

The Problem

Need to securely manage their data PLUS challenged by:

- **"Cloud-first"** mandate from C-suite
- **Skill gap** for dealing with cloud platforms within file transfer or transmission teams
- **IT budget moving** to individual business units and need to determine who/how to pay for it

How do I do everything I was doing before while navigating the technological changes?

The Solution

Managed File Transfer (MFT) in the Cloud

- **SaaS** shifts responsibility for infrastructure to **GSB management**
- **Consumption-based** payment structure uses OPEX instead of CAPEX
- Same great platform, now in the **Cloud**

EFT ARCUS

EFT Arcus is a SaaS MFT solution for organizations that are looking for the agility, elasticity, and cost savings the cloud provides.

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NYSE AMERICAN: GSB

GLOBALSCAPE.COM

   Enhanced File Transfer (EFT)  15  EFT is a managed file transfer platform, built to maximize the operational efficiency of any size organization.  Streamline business process with advanced automation capabilities and real-time visibility into data transfersScalable as your business grows Affordable modular design allows you to purchase the functionality you need Easy to use with a quick and intuitive setup                  EFT offers unmatched simplicity, security, and stability

EFT MODULES & CAPABILITIES

- Workspace Module
- Mobile Transfer Client (MTC)*
- Web Transfer Client (WTC)*

*Unlimited WTC and MTC License Included in Enterprise

- Advanced Workflow Engine
- Accelerate Module
- Remote Agent Module

- AS2 Module
- Accelerate Module
- FTP/FTPS
- HTTP(S)
- SFTP


Collaboration
Analytics
Automation & Efficiency
EFT ENTERPRISE
Compliance
Protocols
Security

- Auditing & Reporting Module (ARM)
- EFT Insight

- DMZ Gateway®
- Advanced Security Module (ASM)/Express Security Module (ESM)
- Auditing & Reporting Module (ARM)

- Open PGP Module
- Advanced Security Module (ASM)/Express Security Module (ESM)
- DMZ Gateway®

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NYSE AMERICAN: GSB

GLOBALSCAPE.COM

       (SaaS) Globalscape manages the underlying elastic cloud infrastructure while you mange the applicationOffered as a monthly consumption based pay-as-you-go model  Self-Managed CloudTraditional perpetual model (BYOL)OR Hourly, fully metered for adapting to scaling environments  On-PremisesTraditional perpetual model (BYOL) with optional a la carte modules to build a custom solution    On-Premises  Lift & Shift  Cloud-First  Customer cloud journey  17

WHICH DEPLOYMENT IS RIGHT FOR ME?

TRADITIONAL EFT ON-PREMISES

CLIENT MANAGERS
- User/Workflow Mgmt
- Administer EFT
- Data
- Application
- Operating System
- Virtualization
- Servers
- Storage
- Networking

Perpetual EFT Licensing CAPEX

EFT PUBLIC/PRIVATE CLOUD DEPLOYMENT

CLIENT MANAGERS
- User/Workflow Mgmt
- Administer EFT - Full
- Data
- Application
- Operating System
- Virtualization

AWS/AZURE MANAGED
- Servers
- Storage
- Networking

Perpetual/Consumption-based EFT Licensing CAPEX/OPEX

EFT ARCUS SAAS

CLIENT MANAGERS
- User/Workflow Mgmt
- Administer EFT - Site

GLOBALSCAPE MANAGED
- Data
- Application
- Operating System
- Virtualization
- Servers
- Storage
- Networking

Consumption-Based Licensing OPEX

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© 2018 Globalscape
NYSE AMERICAN: GSB

GLOBALSCAPE.COM

 Enhanced File Transfer (EFT) Arcus  19  EFT Arcus is a cloud-based managed file transfer platform (MFT) built to maximize the operational efficiency of any size organization.  Streamline business process with advanced automation capabilities and real-time visibility into data transfersScalable as your business grows Affordable usage-based pricing (SaaS) allows you to pay for only what you useReduce operational costsEasy to use with a quick and intuitive setup                                      EFT Arcus offers unmatched flexibility, reliability and security.

EFT ARCUS – KEY FEATURES

Scalability

Automatically scale up to accommodate workloads

No need to worry about capacity planning – the system adapts to the load automatically

Security

Single-tenant, each customer will have their private deployment

Data is encrypted while in transit and at rest

High Availability and Disaster Recovery

Service offers 99.9+% uptime SLA

Customer data is stored within Azure's Geo-redundant storage (GRS) which replicates the data to a secondary region that is hundreds of miles away from the primary region

- Azure replicates the data within the same country to remain compliant with data sovereignty requirements
- Cold Standby DR available as an option

Facility

Facility is compliant with the following standards: PCI DSS, HIPAA / HITECH, EU-US Privacy Shield, CDSA, CSA STAR, ISO27001:2005, ISO 27017, ISO 27018, ISO 22301, SOC1, SOC2, SOC3

Price

Consumption-based pricing (SaaS) – pay for what you use

Multi-region Support

EFT Arcus can be deployed in most of the Azure regions*

*Germany non-regional and US Government non-regional are the notable exceptions.

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NYSE AMERICAN: GSB

GLOBALSCAPE.COM

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